- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             THE PARKWAY COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               THE PARKWAY COMPANY

                              300 One Jackson Place
                             188 East Capitol Street
                         Jackson, Mississippi 39201-2195

                                    NOTICE OF
                        1996 ANNUAL SHAREHOLDERS' MEETING


To the Shareholders:

         Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Meeting") of The Parkway Company (the "Company") will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, at 1:30 p.m., Jackson time, on July 18, 1996 for the following purposes:

     1. To elect eight directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     2. To consider and vote on a proposal to reincorporate the Company as a Maryland corporation by merger of the Company into a newly formed, wholly-owned subsidiary of the Company incorporated in Maryland;

     3. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on June 4, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Sarah P. Clark
                                        Vice President, Chief
                                        Financial Officer and Secretary

Date:      __________, 1996



===============================================================================
SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND
RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO
WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES
===============================================================================

                                                                _______, 1996

                               THE PARKWAY COMPANY
                              300 One Jackson Place
                             188 East Capitol Street
                         Jackson, Mississippi 39201-2195


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 1996


     The following information is furnished in connection with the Annual Meeting of Shareholders (the "Meeting") of The Parkway Company (the "Company") to be held on July 18, 1996 at 1:30 p.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report to Shareholders for the fiscal period ended December 31, 1995 has been previously mailed to shareholders. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. This Proxy Statement will first be sent to shareholders on or about ______________, 1996.


                    SOLICITATION AND REVOCABILITY OF PROXIES


     The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained Beacon Hill Partners, Inc. ("Beacon Hill"), to assist with the solicitation of proxies and will pay Beacon Hill a fee of $______________ (subject to increase for additional services such as telephone solicitation) plus reimbursement for out-of-pocket expenses for its services.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The record date for determining shares of common stock of the Company, $1.00 par value per share ("Company Shares"), entitled to vote at the Meeting has been fixed at the close of business on June 4, 1996. On such date there were ____________ Company Shares outstanding, entitled to one vote each. All Company Share amounts and per Company Share data set forth in this proxy statement have been adjusted for the Company's three-for-two stock split which was effected as a stock dividend of one Company Share for every two Company Shares outstanding (the "Stock Split"), which dividend was payable on April 30, 1996 to shareholders of record on April 15, 1996.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
- -----------------------------------------------

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) beneficially owned, as of March 31, 1996, more than five percent of the Company Shares outstanding (as adjusted for the Stock Split), except as set forth in the following table.


                                                                                    Amount
Name and Address                                                                 Beneficially                   Percent
of Beneficial Owner                                                                  Owned                     of Class
- -------------------                                                                  -----                     --------

Leland R. Speed and certain family members                                        251,200 (1)                    8.3%
300 One Jackson Place
188 East Capitol Street
Jackson, Mississippi   39201-2195

John D. Weil(2)                                                                   250,800                        8.3%
509 Olive Street, Suite 705
St. Louis, Missouri   63101

__________________

(1)               Includes (i) 37,869 Company Shares owned by Mr. Speed's son Stewart;
                  (ii) 22,587 Company Shares owned by Mr. Speed's son Forrest; (iii) 10,554
                  Company Shares owned by Mr. Speed's son Warren; and (iv) 21,157 Company
                  Shares owned by Mr. Speed's wife, as to all of which Mr. Speed disclaims beneficial ownership.  Also includes 11,250 Company Shares Mr. Speed has the right to acquire pursuant to options granted under the 1994 Stock Option Plan.

(2)               Based upon an amended Statement on Schedule 13D filed with the Securities and
                  Exchange Commission ("SEC").



SECURITY OWNERSHIP OF MANAGEMENT
- --------------------------------

                  The following table sets forth the Company Shares beneficially owned, as of January 4, 1996 (as adjusted for the Stock Split), by each director and executive officer of the Company. Unless otherwise stated, each person has sole voting and investment power with respect to the Company Shares set forth in the table.


                                                              AMOUNT
                                                           BENEFICIALLY                            PERCENT
                    NAME                                       OWNED                               OF CLASS
                    ----                                       -----                               --------

Daniel C. Arnold                                             33,052 (1)                              1.1%


H. C. Bailey, Jr.                                            63,160 (1)                              2.1


George R. Farish                                             18,601 (2)                               *


Roger P. Friou                                               14,701 (3)                               *


B. Pat Green, Jr.                                            27,150 (1)                               *


Sidney W. Lassen                                             20,808 (1)                               *


C. Herbert Magruder                                          55,614 (1)(4)                           1.8


W. Lincoln Mossop, Jr.                                       20,904 (1)                               *


Joe F. Lynch                                                 59,367 (1)                              2.0


Leland R. Speed                                             251,200 (5)                              8.3


Steven G. Rogers                                             86,742 (6)                              2.9


Sarah P. Clark                                                6,900 (7)                               *
                                                              -----                                  ---


Directors and officers as a group                           658,199                                 20.9
                                                            =======                                 ====

_______________


*        Less than 1%.

(1) Includes 12,000 Company Shares the indicated person has the right to acquire under the 1991 Directors Stock Option Plan.

(2) Includes 4,500 Company Shares Mr. Farish has the right to acquire under the 1991 Directors Stock Option Plan.

(3) Includes 3,750 Company Shares Mr. Friou has the right to acquire under the 1991 Directors Stock Option Plan.

(4) Includes (i) 450 Company Shares beneficially owned by Dr. Magruder's wife, as to which he disclaims beneficial ownership and (ii) 2,463 Company Shares he holds as trustee.

(5)  See Note (1) under "Security Ownership of Certain Beneficial Owners."

(6) Includes (i) 6,000 Company Shares beneficially owned by Mr. Rogers' wife and (ii) 22,242 Company Shares Mr. Rogers has the option to purchase under the 1994 Stock Option Plan.

(7) Includes 6,000 Company Shares Ms. Clark has the option to purchase under the 1994 Stock Option Plan.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS


NOMINEES
- --------

     In accordance with the Bylaws of the Company, the Board of Directors has by resolution fixed the number of directors to be elected at the Meeting at eight. All eight positions on the Board are to be filled by the vote of the shareholders at the Meeting. In the event the proposal to reincorporate the Company is approved (see "Proposal 2--Reincorporation of the Company from Texas to Maryland"), the directors elected at the Meeting will be directors of the Maryland corporation that is the surviving company in the Merger, as defined below under "Proposal No. 2--Reincorporation of the Company from Texas to Maryland." In the event the reincorporation is not approved, each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

     The directors of the Company recommend a vote FOR the nominees listed below. All nominees except Mr. Rogers, are currently serving as directors of the Company and were elected at the 1995 Annual Meeting of Shareholders. H.C. Bailey, Jr., B. Pat Green and Sidney W. Lassen, presently directors of the Company, have decided not to stand for reelection.

     Unless instructed otherwise, proxies will be voted FOR the nominees listed below. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

Name, Position and                             Principal Occupation and Business
Tenure with the Company             Age        Experience for Past Five Years (1)
- -----------------------             ---        ----------------------------------
Daniel C. Arnold
  Director since 1994               66         Private investor; Director of Farm & Home
                                               Financial Corporation from 1989 to 1994 and its
                                               Chairman of the Board, President and Chief
                                               Executive Officer from 1989 to 1991.

George R. Farish
  Director since 1981               43         Chief Executive Officer of Houston Savings
                                               Association.

Roger P. Friou
  Director since 1995               61         President since 1996, Vice Chairman since 1991,
                                               and Chief Financial Officer and Executive Vice
                                               President from 1984 to 1991 of Jitney Jungle
                                               Stores of America, Inc. (a retail supermarket
                                               chain).

Joe F. Lynch
  Director since 1994               63         Consultant to the Company since 1994; Chairman
                                               of the Board and Chief Executive Officer of First
                                               Continental Corporation (a real estate company)
                                               since 1994; Chairman of the Board and Chief
                                               Executive Officer of First Continental Real Estate
                                               Investment Trust from 1989 to 1994; Vice
                                               Chairman of the Board of Farm & Home
                                               Financial Corporation and of Farm & Home
                                               Savings Association from 1991 to 1994.



C. Herbert Magruder
  Director since 1988               63         Physician and a partner in the medical firm of
                                               Carolina Pathology Associates.

W. Lincoln Mossop, Jr.
  Director since 1986               61         General partner, President and Chief Executive
                                               Officer of Barrett & Co. (securities brokers and
                                               dealers and a member firm of the Boston Stock
                                               Exchange, Inc.).


Name, Position and                             Principal Occupation and Business
Tenure with the Company             Age        Experience for Past Five Years (1)
- -----------------------             ---        ----------------------------------
Steven G. Rogers                               President and Chief Operating Officer of the
  New nominee; President and        41         Company since 1993 and Senior Vice President of
   Chief Operating Officer                     the Company from 1988 to 1993; Senior Vice
   since 1993                                  President of LNH REIT, Inc. since 1992; Senior
                                               Vice President of Congress Street Properties, Inc.,
                                               Eastover Corporation, EastGroup Properties and
                                               Rockwood National Corporation until 1994 and
                                               EB, Inc. until 1995.(2)


Leland R. Speed                     63         Chief executive officer of the Company and
  Chairman and Director                        EastGroup Properties; Chief Executive Officer of
    since 1978, Chief Executive                LNH REIT, Inc. since 1992; Chief Executive
    Officer since 1980                         Officer of Congress Street Properties, Inc.,
                                               Eastover Corporation and Rockwood National
                                               Corporation until 1994 and EB, Inc. until 1995.(2)

- --------------------

(1) Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

(2) Each of these companies is primarily engaged in the real estate business. See "Expense-Sharing Arrangements."


OTHER DIRECTORSHIPS AND TRUSTEESHIPS
- ------------------------------------

     Members of the Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly held companies:

       Nominee                                        Company
- ----------------------                           ---------------------------
Daniel C. Arnold                                 U.S. Physical Therapy Inc.

George R. Farish                                 LNH REIT, Inc.

W. Lincoln Mossop, Jr.                           Boston Stock Exchange, Inc.
                                                 Citizens Growth Properties

       Nominee                                        Company
- ----------------------                           ---------------------------

Leland R. Speed                                  EastGroup Properties
                                                 Farm Fish, Inc.
                                                 First Mississippi Corporation
                                                 KLLM Transport Services, Inc.
                                                 LNH REIT, Inc.


COMMITTEES AND MEETING DATA
- ---------------------------

         The Audit Committee of the Board of Directors currently consists of Messrs. Farish, Lynch and Mossop. The functions performed by this Committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or accounting practices which the Audit Committee believes merit such review. The Audit Committee met twice during the year ended December 31, 1995.

         The Compensation Committee of the Board, which currently consists of Messrs. Friou, Green and Magruder, met twice during the year ended December 31, 1995. The Committee's function is to recommend compensation levels for officers and review compensation levels for officers and administer the Company's 1994 Stock Option Plan.

         The Company does not have a standing nominating committee or any committee performing a similar function.

         During the year ended December 31, 1995, the full Board of Directors met on seven occasions. Each director, except Messrs. Arnold and Bailey, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.


SECTION 16 COMPLIANCE
- ---------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, officers and more than 10 percent shareholders of the Company file reports with the SEC within the first 10 days of the month following any purchase or sale of Company Shares. During 1995, one director of the Company, George R. Farish, was late in filing a report under Section 16(a) with respect to a transaction in which he disposed of Company Shares.

EXECUTIVE OFFICERS
- ------------------

     The following is a list of the Company's executive officers:

Name, Position and                             Principal Occupation and Business
Tenure with the Company             Age        Experience for Past Five Years (1)
- -----------------------             ---        ----------------------------------
Leland R. Speed                     63         See table under "Nominees."
  Chief Executive Officer
  since 1980

Steven G. Rogers                    41         See table under "Nominees."
  President and Chief
  Operating Officer
  since 1993

Sarah P. Clark                      36         Vice President of the Company since 1992,
  Vice President, Chief                        Chief Financial Officer and Secretary of the
  Financial Officer and                        Company since 1994; Vice President and
  Secretary                                    Assistant Secretary of Congress Street
                                               Properties, Inc., Eastover Corporation,
                                               EastGroup Properties and Rockwood National
                                               Corporation from 1992 to 1994 and of EB,
                                               Inc. from 1992 to 1995; Vice President of
                                               LNH REIT, Inc. since 1992; Controller of
                                               Eastover Corporation from 1986 to 1992 and
                                               EastGroup Properties from 1990 to 1992.



_______________

(1) Unless otherwise stated, the indicated person has held the position indicated for at least the past five years.


EXECUTIVE COMPENSATION
- ----------------------

         The following table summarizes, for the fiscal years ended December 31, 1995, 1994 and 1993 the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers whose cash compensation during the year ended December 31, 1995 exceeded $100,000 (the "Named Officers").



                                                                     --------------------------------
                                                                                Long Term
                                     Annual Compensation (1)(2)            Compensation Awards
                               ------------------------------------- --------------------------------
                                                                                           LTIP
   Name and Principal                                  Other Annual                       Payouts      All Other
        Position         Year    Salary      Bonus     Compensation  Options/SARs (5)      $ (6)     Compensation (7)
       ----------        ----    -------     ------    ------------- ----------------     -------    ----------------
Leland R. Speed          1995   $130,000(3) $ 68,250        --              9,187          $     0       $ 6,930
 Chief Executive Officer 1994   $ 58,673    $  7,379        --             22,500          $21,220       $ 1,581
                         1993   $ 66,927       --           --               --            $ 4,145       $ 3,867


Steven G. Rogers         1995   $145,000    $118,322(4)     --              6,891          $     0       $13,860
 President and Chief     1994   $ 30,761    $  5,985        --             67,500          $16,977       $ 1,581
 Operating Officer       1993   $ 36,786    $  8,870        --               --            $ 3,317       $ 2,912


Sarah P. Clark           1995   $ 72,600    $ 32,156        --              5,743          $     0       $ 8,148
 Vice President,         1994   $ 15,607    $  2,527        --             12,000          $ 1,268       $ 1,054
 Chief Financial Officer 1993   $ 16,229    $      0        --               --            $    61       $   838
 Secretary

_______________


(1) Until December 31, 1994, the executive officers of the Company were paid by Congress Street Properties, Inc. ("Congress Street") and those costs were then allocated among the Expense-Sharing Participants (described below) in accordance with the expense-sharing arrangements.

(2) For 1994 and 1993, all amounts are the Company's share of the particular Named Officer's compensation as allocated under the expense-sharing arrangement. See "--Expense-Sharing Arrangements."

(3) Mr. Speed's salary is paid one-half by the Company and one-half by EastGroup Properties, of which he is also Chief Executive Officer. See "--Expense-Sharing Arrangements." This amount is the Company's share of Mr. Speed's compensation.

(4) Includes $57,072 paid pursuant to Mr. Rogers' agreement with Eastover Realty Corporation. See "--Expense-Sharing Arrangements--Eastover Realty Corporation."

(5) The options granted in 1994 were granted on September 23, 1994 under the Company's 1994 Stock Option Plan and the options granted in 1995 were granted on December 7, 1995 under the Company's 1994 Stock Option Plan. The 1994 and 1995 options vest one-half on the first anniversary date of grant and one-half on the second anniversary date of grant.

(6) These payments were made under Incentive Compensation Units granted under the Company's 1991 Incentive Plan (the "Incentive Plan"). The amount for 1994 includes a payment made in December 1994 in consideration of the officer agreeing to cancel the remaining term of the option which payment was made in Company Shares. An Incentive Compensation Unit was a right to receive an amount equal to the dividend paid on a specified number of Company Shares during a five year period beginning on the date of the grant of the unit. The amount payable with respect to an Incentive Compensation Unit was credited to an account for the holder of such unit. The grantee of the Incentive Compensation Unit was entitled to a cash payment of 20% of the amount in the account of the first anniversary date of its grant, 40% on the second anniversary date, 60% on the third anniversary date, 80% on the fourth anniversary date and 100% on the fifth anniversary date.

(7) For 1995, this is the Company's contribution to its 401(k) Plan for the Named Officer's benefit and for 1993 and 1994 this amount is the Company's share of Congress Street's discretionary contribution to a 401(k) plan for the respective Named Officer's benefit.

         Option Grants. The following table gives information with respect to options granted to the Named Officers during the year ended December 31, 1995. The "Potential Realizable Value" columns assume that the price of Company Shares will appreciate at annual rates of 5% and 10%, respectively, during the term of the options. The price of Company Shares on the date of grant was $13.33 (as adjusted for the Stock Split). There can be no assurance that such appreciation will take place.

                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                               Annual Rates of
                                                                                                                 Stock Price
                                                                                                              Appreciation for
                                        Individual Grants                                                       Option Term
              -----------------------------------------------------------------------------                ----------------------



              (a)                 (b)                (c)               (d)              (e)               (f)                 (g)


                               Number of
                               Securities
                               Underlying        % of Total
                                Options/        Options/SARs         Exercise
                                  SARs           Granted to          or Base
                                Granted           Employees           Price          Expiration
              Name                (#)          in Fiscal Year         ($/Sh)            Date             5%($)              10%($)
              ----               -----         --------------        --------          ------            -----              ------


Leland R. Speed                 9,187(1)            16.7%             $20.00          12/07/05           $77,175           $194,775



Steven G. Rogers                6,891(1)            12.5%             $20.00          12/07/05          $57,884            $146,089



Sarah P. Clark                  5,743(1)            10.4%             $20.00          12/07/05          $48,245            $121,762


_______________

(1) These options were granted on December 7, 1995. They become exercisable one-half on the first anniversary of the date of grant and one-half on the second anniversary of the date of grant.

     Option Exercises and Year End Values. Mr. Speed and Ms. Clark did not exercise any options during 1995. The following table shows the value realized by Mr. Rogers upon the exercise of options, and the year end value of unexercised in-the-money options held by the Named Officers. Year end values are based upon the closing price of Company Shares on the NASDAQ National Market on December 29, 1995 ($12.75, as adjusted for the Stock Split).

             Aggregated Options/SAR Exercises with Last Fiscal Year
                          and FY-End Option/SAR Values
                          ----------------------------


                                                                                                                    Value of
                                      Company Shares         Value            Number of Unexercised         Unexercised In-The-Money
            Name                   Acquired on Exercise     Realized          Options at FY-End (#)           Options at FY-End($)
            ----                   --------------------     --------          ---------------------           --------------------


                                                                           Exercisable/Unexercisable(1)    Exercisable/Unexercisable
                                                                           ----------------------------    -------------------------


Leland R. Speed                             0                 $ 0                 11,250/20,437                 $26,435/$26,435
  Chief Executive Officer


Steven G. Rogers                          11,508             $45,792              22,242/40,641                 $55,758/$79,305
  President and Chief
  Operating Officer


Sarah P. Clark                              0                 $ 0                  6,000/11,743                 $21,375/$21,375
  Vice President,
  Chief Financial Officer
  and Secretary


_______________

(1) These represent certain options granted to the Named Officer on September 23, 1994 and December 7, 1995 under the 1994 Stock Option Plan.


     Directors' Fees. Under the Company's standard compensation arrangement with directors (other than Mr. Speed, who is a salaried officer), directors are paid a monthly stipend of $500, plus $1,000 and reimbursement of expenses for each meeting of the Board of Directors and $750 and reimbursement of expenses for each meeting of a committee established by the Board of Directors.

     Directors Plan. The Company's 1991 Directors Stock Option Plan (the "Directors Plan") authorizes the issuance of options for up to 150,000 Company Shares to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the Directors Plan, each Non-Employee Director of the Company on September 13, 1991 was automatically granted an option to purchase 7,500 Company Shares. Each person who first becomes a Non-Employee Director after September 13, 1991 will automatically be granted an option to purchase 7,500 Company Shares on the date the person becomes a Non-Employee Director, if such Company Shares are available. Each Non-Employee Director will also be granted an option to purchase an additional 2,250 Company Shares on the date of any annual meeting at which such Non-Employee Director is reelected to the Board. The option exercise price is the closing price of a Company Share if the Company Shares are listed on an exchange or the average between the bid and the asked price for that date if the Company Shares are traded over-the-counter (or, if no Company Shares were publicly traded on that date, the next preceding date that such Company Shares were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option.

         Two directors exercised options under the Directors Plan during 1995. On July 7, 1995, Mr. Farish exercised an option to purchase 7,500 Company Shares at an exercise price of $10.42 (as adjusted for the Stock Split). On November 27, 1995, Mr. Friou exercised an option to purchase 6,000 Company Shares at an exercise price of $13.17 (as adjusted for the Stock Split).


EXPENSE-SHARING ARRANGEMENTS
- ----------------------------

        Description of Arrangements. Until December 31, 1994, the Company had an expense-sharing agreement with Congress Street, EastGroup Properties ("EastGroup") and Eastover Corporation ("Eastover") (which are more fully described below) pursuant to which the participants shared administrative offices at the same location in Jackson, Mississippi and common officers and other personnel, subject to the authority of the board of each member company to elect or appoint and remove its officers in accordance with its certificate of incorporation, declaration of trust or other charter documents and applicable law. EB, Inc. ("EB") had a separate administrative agreement with Congress Street which allowed EB to participate in the expense-sharing arrangement on the same basis as the companies which were parties to the expense-sharing agreement. LNH REIT, Inc. ("LNH") had a separate administration agreement with Congress Street (and later EastGroup) which terminated effective March 31, 1995. Under this arrangement, the participants shared the cost of the common officers and other employees and of shared facilities and activities. These common costs were initially paid by Congress Street, which served as the administrator of the arrangement, and the other participants paid Congress Street an annual fee (on a monthly basis) of one-half of one percent of their assets which were publicly-traded securities, and Congress Street was paid a fixed annual fee in equal monthly installments by LNH. After these fees and any profits of Eastover Realty Corporation (see "Eastover Realty Corporation" below) were subtracted from total common costs, the remaining common costs were allocated on a monthly basis among EastGroup, the Company, Congress Street, Eastover and EB (collectively, the "Expense-Sharing Participants") in proportion to their assets other than publicly-traded securities, based on their balance sheets as contained in their most recent SEC filings. Certain costs which the common officers believed to be particularly attributable to each member company were not shared. These non-allocable costs included but were not limited to directors' and trustees' fees, legal, audit and stock transfer expenses, stationery and items of similar nature. Since the allocation formula was not based upon actual costs incurred by each member company, the allocation may have, from time to time, resulted in a greater or lesser charge to each member company than would have resulted if actual costs to each member company were allocated.

        In connection with the business combinations involving the Expense-Sharing Participants (i.e., Congress Street merged with a wholly-owned subsidiary of the Company on November 29, 1994, EB combined with the Company on April 27, 1995 and Eastover combined with EastGroup on December 22, 1994), the above described expense-sharing arrangements terminated on December 31, 1994, except that EastGroup had the responsibility for managing LNH under the prior administration agreement between LNH and Congress Street. Since that date, the Company and EastGroup each have their own respective officers and employees, who do not serve as officers or employees of the other company, except for Leland R. Speed, who continues to serve as the Chief Executive Officer of both companies, and a small number of clerical and support staff employees. The officers of EastGroup also continue to serve as officers of LNH; in addition, the President of the Company, Steven G. Rogers, and the Vice President, Chief Financial Officer and Secretary of the Company, Sarah P. Clark, continue to serve as officers of LNH. David H. Hoster II and N. Keith McKey, who formerly served as officers of all the Expense-Sharing Participants, now serve as officers of EastGroup and LNH and not the Company. EastGroup, LNH and the Company continue to share the same leased office space at One Jackson Place in Jackson, Mississippi and share the services of Mr. Speed and certain clerical and support staff employees and expenses related thereto are shared among the Company and EastGroup (except for certain costs which can be attributed to either company based on its actual use of the services involved).

        Cost Sharing Arrangement with EastGroup. EastGroup and the Company continue to share the same leased office space at One Jackson Place in Jackson, Mississippi. EastGroup and the Company share the rent with respect to their shared office space based upon the number of employees each has in such office space divided by the total number of employees of both companies using the office space. In addition, EastGroup and the Company share the services of Mr. Speed and a limited number of clerical and support staff employees and expenses related thereto are shared equally between EastGroup and the Company. The Company and EastGroup also share the expenses of certain office supplies and equipment, and EastGroup reimburses the Company for the services of certain employees of the Company who perform services for EastGroup on an as requested basis. During the year ended December 31, 1995, EastGroup paid the Company $387,000 under this cost-sharing arrangement.

        Eastover Realty Corporation. Eastover Realty Corporation ("Eastover Realty"), currently an indirectly wholly-owned subsidiary of the Company and prior to November 29, 1994, a wholly-owned subsidiary of Congress Street, manages several commercial properties, for which it receives management fees. Eastover Realty also performs leasing and brokerage services on a commission basis. Pursuant to an understanding among the Expense-Sharing Participants, any income derived from Eastover Realty was used to offset common costs under the expense-sharing arrangements. In connection with the termination of the expense-sharing arrangements and the combinations of various of the Expense-Sharing Participants, the sharing of Eastover Realty's income has been terminated, so that the Company, as a result of its business combination with Congress Street, receives all of that income (or loss). Until January 1, 1996, Mr. Rogers had an agreement with Eastover Realty pursuant to which he was paid 15% of the profits of Eastover Realty. This payment was in addition to his annual salary and the amount paid for 1995 is included in the bonus column of the compensation table above. See "-Executive Compensation."


                                 PROPOSAL NO. 2
              REINCORPORATION OF THE COMPANY FROM TEXAS TO MARYLAND


GENERAL
- -------

        The Board of Directors of the Company has approved and recommends that the shareholders of the Company approve the Agreement and Articles of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement, which provides for the Company's change of domicile from Texas to Maryland (the "Reincorporation"). The reason for the Reincorporation is to allow the Company to benefit from certain differences between the Business Corporation Act of the State of Texas and the Maryland General Corporation Law. These differences include certain provisions of Maryland law, which compared to Texas law, may make it more difficult for a change in control of the Company to occur without the consent of the Board of Directors, even if the holders of some, or a majority, of the outstanding Shares believe such a change in control to be in their best interests. See "--Anti-Takeover Provisions." The Board of Directors believes that it is particularly important to change the Company's state of incorporation because the Board has determined that the Company should qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Many of the REITs which have become public companies in the recent past have been organized as Maryland corporations, and the Board of Directors believes that it will be easier for the Company to access the capital markets in the future if the Company changes its state of incorporation.

        The Company presently pays virtually no federal income taxes because net operating loss carryovers ("NOLs") shelter most of the Company's income from such taxes. However, the increase in the number of outstanding Company Shares resulting from the Company's recent mergers will cause the use of the Company's NOLs to be limited in future years if the Company issues only a relatively small number of Company Shares. Accordingly, the Company intends to elect to be taxed as a REIT under the Code for the year beginning January 1, 1997, subject to the Company and its advisors having completed their review of the Company's assets, sources of income and historic operations to determine that the Company is eligible to elect REIT status.

        To effect the Reincorporation, the Company will be merged (the "Merger") into a new Maryland corporation, initially named The Parkway Company, Inc. (the "SUB"). When the Merger becomes effective, (i) the Company will cease to exist;
(ii) SUB will succeed to all of the business, assets and liabilities of the Company; (iii) the name of SUB will be changed to The Parkway Company; (iv) each Company Share will be automatically converted into a corresponding share of the common stock of SUB (the "SUB Shares"); and (v) the 1994 Stock Option Plan, the 1991 Directors Stock Option Plan and any employee benefit plan to which the Company is a party will be assumed by SUB and, to the extent any such plan provides for the issuance or purchase of Company Shares, will be deemed to provide for the issuance or purchase of SUB Shares. In accordance with the Company's decision to qualify as a REIT, some of the provisions in the organizational documents of SUB (the Company following the Merger), contain provisions designed to protect the Company's REIT status and provide that at various times during its existence, SUB may elect not to qualify and elect to re-qualify as a REIT.

        IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO SURRENDER OR EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF SUB SHARES. Following the Reincorporation and as a condition of the Merger, the existing Company Shares will be quoted on the NASDAQ National Market and delivery of certificates representing Company Shares will constitute "good delivery" for subsequent transactions.

        As a result of the Merger, the Company and the rights of its shareholders, directors and officers will be governed by Maryland law and by the Charter of SUB (the "Maryland Charter") and Bylaws (the "Maryland Bylaws"), rather than by Texas law and the Company's existing Articles of Incorporation, as amended (the "Texas Charter") and Bylaws (the "Texas Bylaws"). A copy of the Maryland Charter is attached hereto as Exhibit B and a copy of the Maryland Bylaws is attached hereto as Exhibit C. The Texas Charter and the Texas Bylaws are available for inspection at the principal executive offices of the Company and will be sent to shareholders upon request.

        A discussion of the material similarities and differences to the Company and its shareholders, directors and officers resulting from the Reincorporation appears below. This discussion is not intended to be complete and is qualified in its entirety by reference to Exhibit B and Exhibit C attached hereto and to the Business Corporation Act of the State of Texas and the General Corporation Law of the State of Maryland.

        THE ENCLOSED PROXY, IF PROPERLY SIGNED AND RETURNED, AND UNLESS AUTHORITY TO VOTE IS WITHHELD, WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION FROM TEXAS TO MARYLAND.


CAPITAL STOCK
- -------------

     Authorized Capital. The Texas Charter authorizes 15,000,000 shares of capital stock and specifically designates 10,000,000 shares of capital stock as common stock and 5,000,000 shares of capital stock as preferred stock. The Maryland Charter authorizes an aggregate of 100,000,000 shares of capital stock and initially designates 70,000,000 shares of capital stock as common stock and 30,000,000 shares of capital stock as excess stock. The Texas Charter permits the Board of Directors to issue preferred stock from time to time in one or more classes or series, to specify the number of shares of such series and to determine the applicable designations, preferences, conversion and other rights, voting powers, restrictions, rights and limitations as to dividends and redemption privileges within the limits established by law from time to time. However, the Texas Charter contains certain limitations concerning the shares of preferred stock and the issuance of dividends and redemption privileges. See "--Redemption and Retirement" and "--Dividends" below. The Maryland Charter provides that any unissued shares of capital stock can be reclassified as either preferred stock, preference stock, special stock or other stock by the Board of Directors without further stockholder action. Consequently, the Maryland Charter is more flexible. For additional information concerning the excess stock see "--Status of Real Estate Investment Trust--Ownership Limitations/Other Restrictions on Transfer of Shares" below.

        Redemption and Retirement. Under Texas law, a corporation may not make a distribution involving a purchase or redemption of its own shares if such distribution would cause the corporation to be insolvent or the distribution exceeds the surplus of the corporation. Notwithstanding such limitation, Texas law provides that a corporation may make a distribution involving a purchase or redemption of any of its own shares if such purchase or redemption is made by the corporation to (i) eliminate fractional shares; (ii) collect or compromise indebtedness owed by or to the corporation; (iii) pay dissenting shareholders entitled to such payment; or (iv) effect the purchase or redemption of redeemable shares in accordance with the Texas Business Corporation Act. Under Maryland law, a corporation is permitted to purchase or redeem shares of its own stock, unless the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of such purchase or redemption, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those whose shares are purchased or redeemed. The Texas Charter further provides that shares of preferred stock may be redeemed, subject to any additional terms and conditions imposed by the Board of Directors of the Company; however, if full cumulative dividends with respect to all outstanding shares of preferred stock have not been paid, the corporation will not call for redemption any shares of preferred stock unless all shares of all series of preferred stock then outstanding are called for simultaneous redemption.

        Dividends. Under Texas law, a corporation may not pay dividends if, after giving effect to such dividend, the corporation would be insolvent or the dividend exceeds the surplus of the corporation. The Texas Charter provides that to the extent shares of preferred stock are outstanding, the corporation will not pay any dividends on any shares of junior stock unless all dividends on the preferred stock for previous and current quarterly dividend periods have been paid. The Maryland Charter does not contain similar provisions. Maryland law permits the payment of dividends unless the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than the sum of the corporation's total liabilities plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of payment of such dividends, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the dividends.


SHAREHOLDERS
- ------------

        Shareholders' Inspection Rights. Texas law allows any person who has been a shareholder for at least six months immediately preceding said shareholder's demand, or who holds at least five percent of all outstanding shares of a corporation, upon written demand stating the purpose thereof, to examine at any reasonable time for any proper purpose, the corporation's books and records of account, minutes and share transfer records, and to make extracts therefrom. Additionally, Texas law allows any shareholder to inspect the shareholders' list during usual business hours during the ten days preceding a shareholders' meeting and during the whole time of the meeting. Under Maryland law, any stockholder has the right to inspect and copy the bylaws, minutes of the proceedings of stockholders, the annual statement of affairs of the corporation and voting trust agreements on file at the corporation's principal office. In addition, any stockholder or stockholders who together are, and for at least six months have been, holders of record of at least five percent of the outstanding stock of any class of the corporation may inspect and copy the corporation's books of account, stock ledger or stockholders' list and may require the corporation to produce a verified statement of affairs.

        Special Meetings of the Shareholders. Pursuant to the Texas Bylaws, a special meeting of the shareholders of the Company may be called by a majority of the Board of Directors, the Chairman of the Board of Directors, the President or by a majority of the executive committee, if any, and shall be called by the Chairman of the Board, the President or the Secretary upon the written request therefor by the holder or holders of at least ten percent of the issued and outstanding shares entitled to vote at such meeting. Under the Maryland Bylaws, a special meeting of the stockholders of SUB may be called by the President, the Chief Executive Officer, the Board of Directors, the Executive Committee of the Board of Directors or the Chairman of the Board. Additionally, under Maryland law, special meetings of the stockholders may be called by the secretary on the written request of stockholders holding at least 25 percent of all votes entitled to be cast at such meeting. However, the Maryland statute provides that a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of stockholders held during the preceding twelve months unless the meeting is requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting.

        Shareholder Action Without a Meeting. Under Texas law, shareholders have the right to take any action without a meeting which may be taken at any annual or special meeting provided that a written consent has been signed by the holders of all the shares entitled to vote with respect to the action that is the subject of the consent. Under Maryland law, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting provided that a unanimous written consent setting forth the action to be taken is signed by each stockholder entitled to vote on the matter and filed with the records of stockholders' meetings and, if applicable, a written waiver of any right to dissent is signed by each stockholder entitled to notice of the meeting but not entitled to vote on the matter.

        Shareholder Nominations and Shareholder Business. The Maryland Bylaws provide that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the corporation's notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder who was a stockholder of record at the time notice of the meeting was given and who complied with all notice requirements. The Texas Bylaws provide that the election of directors and such other business as may properly come before the meeting shall be considered at the annual meeting of shareholders.

        Preemptive Rights. Shareholders of the Company do not have any preemptive right to subscribe for any newly issued stock or other securities of the Company. No holder of any shares of the capital stock of SUB has any preemptive right to purchase or subscribe for any additional shares or any other security of SUB which it may issue or sell.

        Shareholder Vote for Reorganizations. Under the Texas Business Corporation Act, a plan of merger or exchange must be approved by the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote thereon and the affirmative vote of the holders of at least two-thirds of the outstanding shares within each class or series of shares entitled to vote thereon as a class, unless the Board of Directors conditions its submission to shareholders of a plan of merger or exchange by requiring a greater vote or a vote by class or series. The Texas Charter and Texas Bylaws do not provide otherwise. Maryland law also requires that any merger, consolidation, share exchange or transfer be approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. In addition, Maryland law provides that if a foreign corporation is party to the transaction then such corporation shall have the transaction authorized and approved in the manner and by the vote required by its charter and the laws of the jurisdiction in which it is organized.


BOARD OF DIRECTORS
- ------------------

        The Texas Bylaws provide that the number of directors which shall constitute the entire Board of Directors shall be determined from time to time by resolution of the Board of Directors. The Company currently has ten directors who are all elected yearly at the Annual Meeting of Shareholders. The Maryland Charter provides that the initial number of the Board of Directors shall be eight but such number may be increased or decreased pursuant to the Maryland Bylaws, all of which also will be elected yearly.

        The Texas Charter provides that to the extent dividends payable on any series of preferred stock are in arrears in an aggregate amount equivalent as to such series to six full quarterly dividends, the holders of preferred stock shall be entitled to elect two directors of the Company thereby increasing the number of authorized directors of the Company by two. Pursuant to the Texas Charter, this right of the holders of preferred stock will continue until such arrearage has been paid. The Texas Charter expressly prohibits cumulative voting in the election of directors. Under Maryland General Corporation Law, stockholders do not have cumulative voting rights unless the charter provides otherwise. The Maryland Charter contains no such provisions.

        Removal and Vacancies. The Texas Bylaws provide that at any meeting of shareholders at which a quorum is present and called expressly for that purpose, a director may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. The Maryland Charter and Maryland Bylaws provide that a director may be removed only with cause and only by the affirmative vote of the holders of at least a majority of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class. Thus, the Maryland Charter makes it more difficult for stockholders of SUB to remove a director from office. The Texas Bylaws provide that vacancies on the Board of Directors may be filled by a majority of the directors then in office, whether or not a quorum is present. The Maryland Charter, however, requires the affirmative vote of a majority of the remaining directors, even though less than a quorum, to fill a vacancy on the Board of Directors. Under the Texas Bylaws, any vacancy occurring by reason of an increase in the number of directors may be filled by the Board of Directors for a term continuing only until the next Annual Meeting of Shareholders and, in no event, shall the board fill more than two directorships during the period between any two successive annual meetings of shareholders. Under the Maryland Charter, any vacancy on the Board of Directors resulting from an increase in the number of directors will be filled by the affirmative vote of a majority of the entire Board of Directors. The Maryland Charter further provides that the provision concerning the removal of directors shall not be amended unless approved by the affirmative vote of the holders of not less than eighty percent of all of the votes entitled to be cast on the matter. See "--Anti-Takeover Provisions--Supermajority Votes." The Texas Charter and Texas Bylaws, however, provide that the power to alter, amend or repeal the Texas Bylaws is vested with the Board of Directors although the shareholders may repeal or change any bylaws made by the board.


BOARD OF DIRECTORS AND OFFICERS
- -------------------------------

        Limitations on Liability. The Texas Charter and Maryland Charter each protect directors from liability to the fullest extent permissible under Texas and Maryland law, respectively. Both the Company and SUB protect their directors against claims for monetary damages by the corporation and its shareholders or stockholders, respectively, for certain breaches of their duty of care. Several other similarities regarding the limitation of directors' liability exist in Texas law and Maryland law. First, neither charter protects directors against claims for equitable relief, such as an injunction or rescission based upon a breach of the duty of care. Second, the limitation of liability afforded by the Texas and Maryland statutes affects only actions brought by the corporation or its shareholders or stockholders and does not preclude or limit recovery of damages by third parties, such as creditors of the corporation. Third, the Texas Charter and Maryland Charter do not protect directors against claims arising out of their responsibilities under the federal securities laws. The Maryland Charter allows only for the amendment of these charter provisions by the affirmative vote of eighty percent of all the votes entitled to be cast on the matter. Under Texas law, these charter provisions may not be amended without the approval of two-thirds of the holders of the outstanding shares entitled to vote thereon and the approval of two-thirds of the holders of any class of shares outstanding entitled to vote as a class thereon. No subsequent amendment of either corporation's charter or subsequent repeal of any of its provisions shall limit or eliminate the benefits provided to directors or officers with respect to any act or omission which occurred prior to such subsequent amendment or repeal.

        Nevertheless, the Maryland Charter and Maryland law provide greater protection against liability than the Texas Charter and Texas law. The Maryland Charter provides directors additional protection against claims for monetary damages. Under Maryland law, SUB and its stockholders will be able to recover monetary damages against a director of SUB only (i) to the extent it or they are able to prove that the director actually received an improper benefit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit) or (ii) to the extent it is found in a judgment that the action or failure to act by the director was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

        As of the date of this proxy statement, the Company is not aware of (i) any proposed or anticipated changes to Maryland law that would authorize the further or lesser limitation of the personal liability of directors or officers of SUB or (ii) any pending or threatened claims in respect of any acts or omissions or any litigation which would have been affected by this provision of the Maryland Charter.

        Indemnification. Both the Texas Bylaws and the Maryland Charter provide indemnification to the fullest extent authorized by applicable law. However, the Maryland Charter and Maryland law are generally more favorable to directors, officers, employees and agents of a corporation than are the Texas Bylaws and Texas law.

        Under the Texas Business Corporation Act, a corporation is empowered to indemnify its directors if it is determined that the director has conducted himself in good faith and reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the corporation's best interests or
(ii) in all other cases, that his conduct was not opposed to the corporation's best interests; furthermore, in the case of a criminal proceeding, the director must have had no reasonable cause to believe his conduct was unlawful. The determination as to whether a director is entitled to indemnification must be made (i) by the board, by a majority vote of a quorum of disinterested directors, or (ii) if such quorum cannot be obtained, by a majority vote of a committee of the board consisting of two or more disinterested directors, designated to act in the matter by a majority vote of all directors, or (iii) by special legal counsel selected by the board or a board committee as set forth in (i) or (ii) or, if such a quorum cannot be obtained and committee established, by a majority vote of all directors, or (iv) by shareholder vote that excludes the shares of interested directors. A director cannot be indemnified under the Texas Business Corporation Act if the person is found liable on the basis that a personal benefit was improperly received or if the person is found liable to the corporation, except that a director may be indemnified for reasonable expenses actually incurred in connection with a legal proceeding if the director has not been found liable for willful or intentional misconduct in the performance of his duty to the corporation.

        The Texas Business Corporation Act authorizes Texas corporations to indemnify officers, but contains no specific provisions comparable to those described above with respect to directors regarding the circumstances under which officers are entitled to indemnification. Each director and officer of the Company has a written agreement with the Company which requires, among other things, that the Company shall indemnify him to the fullest extent permitted under the Texas Business Corporation Act as currently existing or later amended (but in the case of such amendment, only to the extent that it permits broader indemnification rights than permitted prior to such amendment).

        Under Texas law, directors and officers, as well as other employees and individuals, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action.

        In contrast, Maryland law provides that a director, officer, employee or agent of a corporation may be indemnified against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with a proceeding, unless it is established that: (i) the act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. Maryland law also permits a corporation to indemnify officers, employees and agents (who are not directors) to such further extent not inconsistent with law and the charter, bylaws, board actions or contract.

        Both the Texas Charter and the Maryland Charter provide that no subsequent amendment of the charters or subsequent repeal of any of their provisions shall limit or eliminate the benefits provided to directors and officers under such provision with respect to any act or omission which occurred prior to such subsequent amendment or repeal.

        Under both Maryland and Texas law, the corporation may pay, prior to final disposition, the reasonable expenses, including attorneys' fees, actually incurred by a director or officer in defending a proceeding. Under Texas and Maryland law, expenses may be advanced only when a director or officer gives an undertaking to the corporation indicating that it is such director's or officers' good faith belief that the standard of conduct necessary for indemnification has been met and that such director or officer will repay such advances if it is ultimately determined that he is not entitled to indemnification.

        Texas law on indemnification, however, is more favorable to a director, officer or agent than is Maryland law in two respects. First, under Texas law, the termination of any proceeding by conviction or on a plea of nolo contendere or its equivalent shall not, of itself, be determinative that the person is prohibited from being indemnified. Under Maryland law, such a termination creates a rebuttal presumption that such person is not entitled to indemnification. Second, the Texas statute limits indemnification for any person found liable to the corporation to reasonable expenses actually incurred by the person in connection with the proceeding and provides that indemnification will not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his or her duty to the corporation. Under the Maryland statute, however, indemnification may not be made when the proceeding was by, or in the right of, the corporation and the person seeking it has been found liable to the corporation.

        Related Party Transactions. The Maryland Charter provides that SUB may enter into agreements or other transactions in which one or more of the officers or directors of SUB may be a party or be an officer, director, stockholder or member of a party, and such an agreement or transaction will not be void solely because of the officer or director's conflict of interest if (i) the relationship is disclosed or known to the Board of Directors of SUB and the agreement or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors; (ii) the relationship is disclosed to the stockholders of SUB entitled to vote and the agreement or transaction is authorized, approved or ratified by the affirmative vote of a majority of the stockholders entitled to vote, other than the shares held by the interested officers or directors; or (iii) the agreement or transaction is fair and reasonable to SUB. Texas law requires similar approval of transactions with officers, directors or entities in which officers or directors have an interest.


ANTI-TAKEOVER PROVISIONS
- ------------------------

        Special Voting Requirements for Certain Business Combinations. Pursuant to Maryland law, SUB is governed by special procedures that apply to certain business combinations between a corporation and interested stockholders. The purpose of such provisions is to protect the corporation and its stockholders against hostile takeovers by requiring that certain criteria are satisfied. These criteria include prior approval by the board of directors, prior approval by a majority or supermajority vote of disinterested stockholders and requirements that a "fair price" be paid to the disinterested stockholders. The Company is not subject to any similar provisions.

        Maryland law provides that a Maryland corporation may not engage in any "business combination" with any "interested stockholder." An "interested stockholder" is defined, in essence, as any person owning beneficially, directly or indirectly, ten percent or more of the outstanding voting stock of a Maryland corporation. Unless an exemption applies, SUB may not engage in any business combination with an interested stockholder for a period of five years after the interested stockholder became an interested stockholder, and thereafter may not engage in a business combination unless it is recommended by the Board of Directors and approved by the affirmative vote of at least (i) eighty percent of the votes entitled to be cast by the holders of all outstanding voting stock of SUB, voting together as a single voting group and (ii) two-thirds of the votes entitled to be cast by all holders of outstanding shares of voting stock other than voting stock held by the interested stockholder. The voting requirements do not apply at any time to business combinations with an interested stockholder or its affiliates if approved by the board of directors of the corporation prior to the time the interested stockholder first became an interested stockholder. Additionally, if the business combination involves the receipt of consideration by the stockholders in exchange for the corporation's stock, the voting requirements do not apply if certain "fair price" conditions are met.

        Control Share Acquisitions. Maryland law, but not Texas law, provides for the elimination of the voting rights of shares held by any person who makes a "control share acquisition" except to the extent that such acquisition is exempt or is approved by at least two-thirds of all votes entitled to be cast on the matter, excluding shares of capital stock owned by the acquirer or by officers or directors who are employees of the corporation whose shares were acquired. A "control share acquisition" is the direct or indirect acquisition by any person of ownership of, or the power to direct the exercise of voting power with respect to, shares of voting stock ("control shares") that would, if aggregated with all other voting stock owned by such person, entitle such person to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of voting power.

        A person who has made or proposes to make a control share acquisition, upon the satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting. If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as permitted by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or as of the date of any meeting of stockholders at which the voting rights of such shares are considered and not approved.

        If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the stock as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply in the context of a control share acquisition. The control share acquisition statute does not apply to stock acquired in a merger, consolidation or stock exchange if the corporation is a party to the transaction. Thus, Maryland law makes it more difficult than Texas law for a change in control to occur, even though such change in control may be the best interests of the corporation's stockholders.

        Supermajority Votes. The Maryland Charter provides that certain specified provisions of the charter may not be repealed or amended except upon the affirmative vote of the holders of not less than eighty percent of all the votes entitled to be cast on the matter. The Maryland Charter provisions to which this supermajority vote applies include the following: (i) certain provisions the amendment or repeal of which would threaten SUB's status as a REIT; (ii) the removal of directors; (iii) the provision giving the Board of Directors the authority to adopt, amend or repeal the Maryland Bylaws; (iv) the provision regarding indemnification of agents and limitation of liability of officers and directors; (v) the provision concerning cumulative voting in the election of directors; and (vi) the vote required to amend that part of the Maryland Charter requiring a supermajority vote for the above provisions. Under Texas law, the Texas Charter may be repealed or amended by the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon and the affirmative vote of two-thirds of the outstanding shares within each class or series of shares entitled to vote thereon as a class. However, the Texas Bylaws may be repealed or amended by the majority vote of the Board of Directors.


STATUS OF REAL ESTATE INVESTMENT TRUST
- --------------------------------------

        Qualification. The Company presently pays virtually no federal income taxes because NOLs shelter most of the Company's income from such taxes. However, the increase in the number of outstanding Company Shares resulting from the Company's recent mergers will cause the use of the Company's NOLs to be limited in future years if the Company issues only a relatively small number of Company Shares. While the Company estimates that existing NOLs will be sufficient to shelter substantially all of the Company's income from federal income taxes through at least 1998, the Company intends to elect to be taxed as a REIT under the Code for the year beginning January 1, 1997, subject to the Company and its advisors having completed their review of the Company's assets, sources of income and historic operations to determine that the Company is eligible to elect REIT status. The Maryland Charter provides that at various times during its existence, SUB may elect not to qualify and elect to re-qualify as a REIT. The Company is currently not qualified as a REIT.

        Under Sections 856 through 860 of the Code, if a corporation qualifies for taxation as a REIT and distributes to its stockholders at least 95% of its REIT taxable income, it generally will not be subject to federal corporate income tax on that portion of its ordinary income or capital gain that is timely distributed to its stockholders.

        The requirements for qualification as a REIT, which SUB must satisfy, include the following: (i) the corporation is managed by one or more directors;
(ii) the beneficial ownership of the corporation is evidenced by transferable certificates of common stock; (iii) the corporation would be taxable as a domestic corporation but for Sections 856 through 860 of the Code; (iv) the corporation is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the corporation has the calendar year as it taxable year; (vi) the beneficial ownership of the corporation is held by 100 or more persons; (vii) during the last half of each taxable year not more than 50% in value of the outstanding common stock of the corporation is owned, directly or indirectly, by five or fewer individuals (as defined in the Code); and (viii) the corporation meets specific income and asset tests.

        If SUB were to fail in its attempt to qualify as a REIT or lose its qualification after being qualified, it would be taxed at rates applicable to corporations on all of its income, whether or not distributed to stockholders, and would be ineligible for qualification as a REIT for four years following the year during which qualification was denied or lost, unless entitled to relief under certain statutory provisions.

        Ownership Limitations/Other Restrictions on Transfers of Shares. To protect the qualification of SUB as a REIT, the Maryland Charter provides that if, at any time in which SUB is qualified as a REIT, a transfer of the capital stock of SUB or a change in the capital structure of SUB would result in: (i) any person (as defined in the Maryland Charter) directly or indirectly acquiring beneficial ownership of more than 9.8% of the capital stock of SUB; (ii) the outstanding capital stock of SUB being constructively or beneficially owned by fewer than 100 persons; or (iii) SUB being "closely held" within the meaning of
Section 856 of the Code, then: (A) any proposed transfer will be void ab initio and will not be recognized by SUB; (B) SUB will have the right to redeem the shares proposed to be transferred; and (C) the shares proposed to be transferred will be automatically converted into and exchanged for shares of a separate class of stock, the excess stock, having no dividend or voting rights. Holders of excess stock do have certain rights in the event of any liquidation, dissolution or winding up of the corporation. The Maryland Charter further provides that the excess stock will be held by SUB as trustee for the person or persons to whom the shares are ultimately transferred, until such time as the shares are re-transferred to a person or persons in whose hands the shares would not be excess stock and certain price-related restrictions are satisfied. The Texas Charter contains no such ownership limitation and no such restrictions on the transfers of shares of the capital stock of the Company. Thus, during those periods for which SUB is qualified as a REIT, the accumulation of the capital stock by a single stockholder and the right to transfer the capital stock are both subject to additional restrictions under the Maryland Charter than under the Texas Charter.


FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION
- ------------------------------------------------------

        The Company has been advised by Jaeckle, Fleischmann & Mugel, general counsel to the Company, that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Code, no gain or loss will be recognized by the holders of Company Shares as a result of the Merger, no gain or loss will be recognized by the Company or by SUB as a result of the Merger, and SUB will succeed, without adjustment, to the tax attributes of the Company. Each shareholder will have the same basis in the SUB Shares received in the Merger as in the Company Shares held immediately prior to the time the Merger becomes effective and the holding period of the SUB Shares will include the period during which the corresponding Company Shares were held; provided, however, that such corresponding shares were held as a capital asset at the time of the effectiveness of the Merger.

        Shareholders should consult their own tax advisors as to the effect of the Merger under applicable state or local tax laws.


RIGHTS OF DISSENTING SHAREHOLDERS
- ---------------------------------

        Section 5.11 of the Texas Business Corporation Act provides that shareholders of a Texas corporation do not have appraisal rights when a Texas corporation seeking to merge (i) is listed on a national securities exchange or has more than 2,000 shareholders of record, and (ii) the consideration given in the merger are shares of a corporation which are listed on a national securities exchange or are held of record by not less than 2,000 holders, and cash is paid in lieu of fractional shares. Consequently, dissenters' rights are not available to shareholders of the Company with respect to the Reincorporation.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO CHANGE THE CORPORATION'S STATE OF INCORPORATION FROM TEXAS TO MARYLAND. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS SHAREHOLDERS SPECIFY OTHERWISE.


                                 PROPOSAL NO. 3
                                  OTHER MATTERS


        So far as the Management is aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the shareholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS


        The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 1996. Ernst & Young LLP has audited the accounts of the Company since 1986. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS


        Shareholder proposals must be received at the Company's offices no later than ______________, 1996 in order to be considered for inclusion in the Company's proxy materials for the 1997 Annual Meeting.


                          BY ORDER OF THE BOARD OF DIRECTORS

                          Sarah P. Clark
                          Vice President, Chief Financial Officer and Secretary


Jackson, Mississippi

                                                                      EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


          THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of   ,
1996, is entered into by and between THE PARKWAY COMPANY, INC., a Maryland corporation (the "Sub") and THE PARKWAY COMPANY, a Texas corporation (the "Company").

                                    RECITALS

          1. The Sub is a corporation duly organized on , 1996, and existing under the laws of the State of Maryland. The principal office of the Sub in Maryland is c/o The Corporation Company Incorporated, 32 South Street, Baltimore, Baltimore City County, Maryland 21202.

          2. The Company is a corporation duly organized on August 22, 1980 and existing under the general laws of the State of Texas. The Company is not registered or qualified to do business in Maryland. The Company has no principal office in Maryland. The Company does not own an interest in land in Maryland.

          3. On the date of this Merger Agreement, the Company has authority to issue 15,000,000 shares consisting of 5,000,000 shares of preferred stock, $10.00 par value per share, and 10,000,000 shares of common stock, $1.00 par value per share (the "Shares").

          4. On the date of this Merger Agreement, the Sub has authority to issue 100,000,000 shares consisting of 70,000,000 shares of common stock, $.001 par value per share ("Common Stock"), and 30,000,000 shares of excess stock, $.001 par value per share ("Excess Stock").

          5. Sub and the Company agree to merge. The Boards of Directors of the Sub and the Company have determined that it is advisable and in the best interests of the stockholders that the Company merge with and into the Sub upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of the Company in the State of Maryland.

          6. The Boards of Directors of the Sub and the Company have, by resolutions duly adopted by unanimous written consent pursuant to the Maryland Corporations and Associations Code Section 2-408(c) and pursuant to the Texas Business Corporation Act Section 9.10(B), respectively, approved this Merger Agreement. The Company has approved this Merger Agreement as the sole stockholder of the Sub by unanimous written consent pursuant to the Maryland Corporations and Associations Code Section 2-505. The Company's Board of Directors has directed that this Merger Agreement be submitted to a vote of its shareholders, 66 3% of whom must approve this Merger Agreement for it to become effective.

          7. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

                                    AGREEMENT

          In consideration of the promises and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. MERGER. The Company shall be merged with and into the Sub (the "Merger"), and the Sub shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The name of the Surviving Corporation shall be The Parkway Company, Inc., which is the name currently set forth in the Articles of Incorporation (the "Charter") of the Sub. The Merger shall become effective at 5:00 p.m. on ____, 1996 (the "Effective Time").

          2. GOVERNING DOCUMENTS.

     (a) The Charter of the Sub, as it may be amended or restated, and as in effect immediately prior to the Effective Time, shall be the Charter of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     (b) The Bylaws of the Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          3. OFFICERS AND DIRECTORS. The persons who are executive officers of the Sub immediately prior to the Effective Time shall, after the Effective Time, be the executive officers of the Surviving Corporation, without change until their successors have been duly elected and qualified. The directors named in the Sub's Charter will serve as directors of the Surviving Corporation.

          4. SUCCESSION. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchise of a public and private nature and be subject to all the restrictions, disabilities and duties of the Company; and all rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to the Company on whatever account, as well as for Share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation as they were of the Company, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and shall continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

          5. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

          6. CAPITAL STOCK. The total number of shares of stock of all classes which the Sub has authority to issue is 100,000,000 shares, 70,000,000 of which are initially classified as Common Stock, par value $0.001 per share, and 30,000,000 of which are initially classified as Excess Stock, par value $0.001 per share, with authority in the Board of Directors to classify and reclassify any unissued shares. The aggregate par value of all the shares of stock of all classes of the Sub is $1,000,000. The total number of shares of stock of all classes which the Company has authority to issue is 15,000,000 shares, 5,000,000 of which are classified as preferred stock, par value $10.00 per share, and 10,000,000 of which are classified as common stock, par value $1.00 per share. The aggregate par value of all the shares of stock of all classes of the Company is $60,000,000.

          7. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without, any action on the part of the holder thereof:

          (a) Each Share outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Common Stock.

          (b) The 100 shares of Common Stock issued and outstanding in the name of the Company shall be cancelled and retired and resume the status of authorized and unissued shares of Common Stock.

          8. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented Shares shall be deemed for all purposes to evidence ownership of, and to represent shares of, Common Stock into which the Shares formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the shares of Common Stock evidenced by such outstanding certificate as provided above.

          9. CONDITIONS. Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

          (a) The Merger shall have been approved by the requisite number of holders of Shares and the Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by the Company and the Sub.

          (b) All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby shall have been obtained.

          (c) No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of the Company or the Sub would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of the Sub after the Effective Time, or create a risk of subjecting the Company or the Sub, or their respective shareholders, officers, or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

          (d) The shares of Common Stock to be issued or reserved for issuance shall, if required, have been approved for listing on the New York Stock Exchange or such other national securities exchange or national market system as the Board of Directors of the Sub may designate, upon official notice of issuance by such exchange.

          10. GOVERNING LAW. This Merger Agreement was negotiated in and is performable in the State of Texas and shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts entered into and to be performed within the State of Texas, except to the extent that the laws of the State of Maryland are mandatorily applicable to the Merger.

          11. AMENDMENT. Subject to applicable law and subject to the rights of the shareholders further to approve any amendment which would have a material adverse effect on the shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

          12. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time and in accordance with the provisions of Maryland and Texas law, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of the Sub or the Board of Directors of the Company or both, notwithstanding approval of this Merger Agreement by the shareholders of the Company or of the Sub, or both, if circumstances arise which, in the opinion of the Board of Directors of the Sub or the Board of Directors of the Company, make the Merger inadvisable or such deferral of the time of consummation advisable.

          13. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute but one and the same Agreement.

          14. ASSURANCES. The Company and the Sub agree to execute any and all documents, 4nd to perform such other acts, which may be necessary or expedient to further the purposes of this Merger Agreement.

          IN WITNESS WHEREOF, the Company and the Sub have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this day of , 1996.


                                 THE PARKWAY COMPANY


                                 By:
                                    -------------------------------------------
                                          Steven G. Rogers, President

                                 THE PARKWAY COMPANY, INC.


                                 By:
                                    -------------------------------------------
                                          Steven G. Rogers, President


        THE UNDERSIGNED, President of THE PARKWAY COMPANY, INC., a Maryland corporation, who executed on behalf of the Corporation the foregoing Agreement and Plan of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Agreement and Plan of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                        BY:
                                           ---------------------------
                                           Steven G. Rogers, President


        THE UNDERSIGNED, President of THE PARKWAY COMPANY, a Texas corporation, who executed on behalf of the Corporation the foregoing Agreement and Plan of Merger of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Agreement and Plan of Merger to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                        By:
                                           ----------------------
                                           Steven G. Rogers, President

                                                                       EXHIBIT B

                            ARTICLES OF INCORPORATION
                            -------------------------

                                       OF
                                       --

                            THE PARKWAY COMPANY, INC.
                            -------------------------


          The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.


                                    ARTICLE I

                                  INCORPORATOR

          The name of the incorporator is Richard C. Leska.

          The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:
800 Fleet Bank Building, Twelve Fountain Plaza, Buffalo, New York 14202.

          The incorporator is at least eighteen years of age.

          The incorporator is forming the corporation named in this Charter under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.


                                   ARTICLE II

                                      NAME

          The name of the corporation (hereinafter, the "Corporation") is

                            THE PARKWAY COMPANY, INC.

                                   ARTICLE III

                                    PURPOSES

         The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force. Subject to, and not in limitation of the authority of the preceding sentence, the Corporation intends to qualify as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code") not later than the taxable year that begins January 1, 1998, and intends to remain so qualified unless and until the Board of Directors shall have determined that it is no longer in the best interests of the Corporation to engage in such business, and shall have taken the action contemplated in such event by Section 3 of Article VII hereof.


                                   ARTICLE IV

                          PRINCIPAL OFFICE IN MARYLAND
                               AND RESIDENT AGENT

         The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, 2nd Floor, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, 32 South Street, 2nd Floor, Baltimore, Maryland 21202.


                                    ARTICLE V

                                  CAPITAL STOCK

SECTION 1.     AUTHORIZED CAPITAL STOCK.

     (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 100,000,000, initially classified as

          (i) 70,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"); and

          (ii) 30,000,000 shares of Excess Stock, par value $.001 per share (the "Excess Stock").

          The Common Stock and the Excess Stock shall each constitute a separate class of capital stock of the Corporation.

         (b) Terminology and Aggregate Par Value. All classes of capital stock (except Excess Stock) are referred to herein as "Equity Stock"; all classes of capital stock (including Excess Stock) are referred to herein as "Stock". The aggregate par value of all of the Corporation's authorized Stock is $100,000.

SECTION 2.   REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.

     Until the "Restriction Termination Date," as defined below, all Equity Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT:

     (a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:

          "Beneficial Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficially Own" and "Beneficially Owned" and "Beneficial Owner" shall have the correlative meanings.

          "Beneficiary" shall mean the beneficiary of the Trust as determined pursuant to Section 5(b) of this Article V.

          "Constructive Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructively Own," "Constructively Owned" and "Constructive Owner" shall have the correlative meanings.

          "Market Price" shall mean the last reported sales price reported on the NASDAQ National Market of Equity Stock on the trading day immediately preceding the relevant date, or if not then traded on the NASDAQ National Market, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the Market Price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                  "Ownership Limit" shall mean 9.8% in value or in number of the outstanding Equity Stock, whichever is more restrictive. The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.

                  "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
         Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter that participated in a public offering of any Equity Stock for a period of 25 days following the purchase by such underwriter of such Equity Stock.

                  "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock as defined below in
         Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

                  "Restriction Termination Date" shall mean the effective date, if any, for revocation or termination of the Corporation's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective. The Restriction Termination Date shall also be deemed to have occurred if the Corporation has not elected to qualify as REIT under the Code effective for the taxable year that begins January 1, 1998.

                  "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock

         (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record of Beneficially or Constructively (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock), and whether by operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

                  "Trust" shall mean the trust created pursuant to
         Section 5(b) of this Article V.

                  "Trustee" shall mean the Corporation as trustee of the Trust, and any successor trustee appointed by the Corporation.

         (b) Ownership Limitation and Transfer Restrictions with Respect to Equity Stock.

                  (i) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit.

                  (ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficial Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such Equity Stock.

                  (iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Equity Stock which would be otherwise Beneficially Owned by the transferee; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such Equity Stock.

                  (iv) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the Equity Stock that would cause the Corporation to be "closely held" within the meaning of
         Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such Equity Stock.

                  (v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Equity Stock of the Corporation in violation of this Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however; that any Transfers or attempted Transfers in violation of Section 2(b)(ii), Section 2(b)(iii) or Section 2(b)(iv) of this Article V shall automatically result in the conversion and exchange described in
         Section 2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.

         (c)      Automatic Conversion of Equity Stock into Excess Stock.

         Subject to Section 5(a) below,

                  (i) If, notwithstanding the other provisions contained in this
         Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall automatically (and without action, by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

                  (ii) If, notwithstanding the other provisions in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would cause the Corporation to become "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, then the Equity Stock being Transferred, or resulting from any other change in the capital structure of the Corporation, that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

         (d) The Corporation's Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or are attempted to be Transferred, in violation of Section 2(b) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the class of Equity Stock to which such Stock relate on the date the Corporation, or its designee, gives notice of such redemption. The Corporation shall have the right to redeem any Stock described in this Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer and (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.

         (e) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and
Limitations.

                  (i) Any Person who acquires or attempts to acquire Equity Stock in violation of Section 2(b) of this Article V, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee such that the Equity Stock proposed to be acquired are converted into Excess Stock under Section 2(c) of this Article V, shall immediately give written notice or, in the event of a proposed or attempted Transfer, give at least 15 days' prior written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

                  (ii) Prior to the Restriction Termination Date every Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of Equity Stock Beneficially or Constructively Owned, and a description of how such Stock are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Corporation's status as a REIT; and

                  (iii) Prior to the Restriction Termination Date each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

                  (iv) Each certificate for Equity Stock shall bear substantially the following legends:

                           "The Corporation will furnish to any stockholder on
                  request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent."

                           "Keep this certificate in a safe place.  If it is
                  lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate."

                           "The securities represented by this certificate are
                  subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.8%, (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of the Corporation, with further restrictions and exceptions set forth in the Charter of the Corporation. Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer to such Person. If attempt is made to violate these restrictions on Transfers, (i) any purported Transfer will be void and will not be recognized by the Corporation, (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby will be automatically converted into and exchanged for Excess Stock (having no dividend or voting rights), which will be held in trust by the Corporation. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each stockholder who directs a request to the address above."

                  (v) Nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

         (f)      Exemptions.

                  (i) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days' written notice from a Transferee prior to a proposed Transfer that, if consummated, would result in the intended Transferee Beneficially Owning Equity Stock in excess of the Ownership Limit, and upon such other conditions as the Board of Directors may direct, may in its sole and absolute discretion exempt a Person from the Ownership Limit.

                  (ii) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors, may in its sole and absolute discretion exempt a Person from the limitation on a Person Constructively Owning Equity Stock in excess of the Ownership Limit, if
         (x) such Person does not and represents that it will not own, directly or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation, (y) the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and (z) such Person agrees that any violation or attempted violation of such representations, undertakings and agreement will result in such Equity Stock in excess of the Ownership Limit being converted into and exchanged for Excess Stock in accordance with Section 2(c) of this
         Article V.

                  (iii) Nothing in this Article V shall preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system for national securities exchange upon which Equity Stock are traded, provided that certain transactions may be settled by providing Excess Stock as set forth in this Article V.

                  (iv) The ownership restrictions set forth in this Section 2 of this Article V shall not apply until the effective date of the merger between the Corporation and The Parkway Company, a Texas corporation.

SECTION 3.    CLASSIFICATION AND RECLASSIFICATION OF STOCK.

         (a) Power of Board to Classify or Reclassify Stock. The Board of Directors shall have the power, in its sole discretion and without limitation, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing, or altering one or more of the following:

                  (i) The distinctive designation of such class or series and the number os shares to constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

                  (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity which the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                  (iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                  (iv) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

                  (v) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                  (vi) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                  (vii) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                  (viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

         (b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                  (i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

                  (ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.

                  (iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

SECTION 4.      COMMON STOCK.

         Subject to the provisions of Sections 2 and 5 of this Article V, the Common Stock shall have the following preferences, rights, powers, restrictions, limitations and qualifications, and such others are may be afforded by law:

         (a) Voting Rights. Except as may otherwise be required by law, and subject to action, if any, by the Board of Directors, pursuant to Section 3 of this Article V, each holder of Common Stock shall have one vote in respect of each Common Share held of record on all matters to be voted upon by the stockholders.

         (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to Section 3 of this Article V, shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, in any such classes of preferred stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of Common Stock held by them, such dividends as may be declared from time to time by the Board of Directors out of funds legally available therefor.

         (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this
Article V, to be distributed to the holders of any then outstanding preferred stock, and subject to the right, if any, of the holders of any outstanding preferred stock to participate further in any liquidating distributions, all of the assets of the Corporation; if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Stock, ratably in proportion to the number of Common Stock held by them. For purposes of making liquidating distributions pursuant to this Section 4(c), Excess Stock shall be included as part of the preferred stock and the Common Stock to the extent provided in
Section 5(e) below.

         (d) Conversion Rights. Each share of Common Stock is convertible into Excess Stock as provided in Section 2(c) of this
Article V.

SECTION 5.     EXCESS STOCK.

         (a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, and the automatic conversion and exchange of certain Equity Stock into Excess Stock in the circumstances provided for in Section 2(c) of this Article V shall be deemed not to have occurred, nunc pro tunc, if the Corporation shall have determined, in the sole and absolute discretion of the Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met to qualify for treatment as a REIT.

         (b) Ownership of Excess Stock in Trust. Upon any purported Transfer that results in Excess Stock pursuant to Section 2(c) of this Article V, such Excess Stock shall not be issued in certificated form but shall be held by the Corporation, in book entry form, as Trustee in trust (herein, the "Trust") for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(f) of this
Article V. Excess Stock so held in trust shall be issued and outstanding Stock of the Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f) of this Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 5(f) of this Article V.

         (c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters.

         (d) No Dividend Rights. Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that Equity Stock have been converted into Excess Stock shall be repaid to the Corporation upon demand.

         (e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued. The Corporation, as holder of the Excess Stock in trust or, if the Corporation has been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation.

         (f)  Restrictions on Transfer; Designation of Beneficiary.

                  (i) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of Excess Stock held by the Trust attributable to a purported Transfer that resulted in Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the Purported Record Transferee does not receive a price for designating such Beneficiary that reflects a price per Excess Share that exceeds (x) the price per share such Purported Record Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Record Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding Excess Stock in the Trust shall automatically be exchanged for an equal number of Equity Stock, and such Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity Stock would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its redemption rights under Section 2(d) of this
         Article V.

                  (ii) Notwithstanding the foregoing, if a Purported Record Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under Section 5(f)(i) of this Article V, such Purported Record Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

         (g) Conversion Right. Each share of Excess Stock is convertible into Equity Stock as provided in Section 2(c) of this Article V.

SECTION 6.  GENERAL PROVISIONS.

         (a) Interpretation and Ambiguities. The Board of Directors shall have the power to interpret and to construe the provisions of this Article V, including any definition contained in Section 1, the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

         (b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or enforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                   ARTICLE VI

                             THE BOARD OF DIRECTORS

SECTION 1.   AUTHORIZED NUMBER AND INITIAL DIRECTORS.

         The business and affairs of the Corporation shall be managed by a Board of Directors. The authorized number of directors of the Corporation initially shall be ten, which number may be increased or decreased pursuant to the Bylaws of the Corporation. The persons who shall serve as directors effectively immediately and until the first annual meeting of stockholders and until their successors are duly elected and qualify are as follows:

                  Daniel C. Arnold
                  George R. Farish
                  Roger P. Friou
                  Joe F. Lynch
                  C. Herbert Magruder
                  W. Lincoln Mossop, Jr.
                  Steven G. Rogers
                  Leland R. Speed

SECTION 2.     GENERAL TERM OF OFFICE.

         Each director shall serve for a term of one year and until such director's successor is elected and qualified or until such director's death, retirement, resignation or removal.

SECTION 3.     REMOVAL OF DIRECTORS.

         A director may be removed from office but only for cause and only by the affirmative vote of the holders of at least a majority of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class.

SECTION 4.     FILLING VACANCIES.

         Except as may otherwise be provided with respect to any rights of holders of preferred stock to elect additional directors, or in any agreement relating to the right to designate nominees for election to the Board of Directors, should a vacancy on the Board of Directors occur or be created (whether arising through death, retirement, resignation or removal), other than through an increase but not a decrease, in the number of authorized directors, such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A vacancy on the Board of Directors resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the entire Board of Directors. By the vote required to elect a director, the stockholders may fill any vacancy on the Board of Directors resulting from the removal of a director.

SECTION 5.     BOARD AUTHORIZATION OF SHARE ISSUANCES.

         The Board of Directors of the Corporation may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation.

SECTION 6.     AMENDMENTS TO THE BYLAWS.

         In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal Bylaws of the Corporation. The stockholders may adopt, alter and repeal Bylaws of the Corporation only by the affirmative vote of 80% of the aggregate votes entitled to be cast with respect thereto.

SECTION 7.     CERTAIN OTHER DETERMINATIONS BY THE BOARD OF
               DIRECTORS.

         The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock; the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation nor liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets of the Corporation.

SECTION 8.     RESERVED POWERS OF THE BOARD OF DIRECTORS.

         The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

                                   ARTICLE VII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE
                           STOCKHOLDERS AND DIRECTORS


SECTION 1.     RELATED PARTY TRANSACTIONS.

         Without limiting any other procedure available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or any officer, director, stockholder or member of such other party (an "Interested Officer/Director"), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: (i) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board of Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of the stock held of record by the Interested Officers/Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

SECTION 2.  REIT QUALIFICATION.

         After the Corporation has initially elected to qualify as a REIT under the Code, the Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT, provided, however, that if the Board of Directors determines in its discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. Nothing contained in the Charter shall limit the authority of the Board of Directors to take such action as it in its sole discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the Corporation's eligibility to be, and preserving the Corporation's status as, a qualified REIT under the Code.

SECTION 3.  STOCKHOLDER ACTIONS.

         (a) Stockholder Meetings. Action shall be taken by the stockholders only at annual or special meetings of stockholders, or by unanimous written consent of the holders of all Equity Stock entitled to vote on such action at a meeting of stockholders, if such written consent is accompanied by a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at such meeting.

         (b) Special Meetings of the Stockholders. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Chairman of the Board of Directors; or by a majority of the members of the Board of Directors; or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call such meetings. Special meetings of stockholders of the Corporation shall be called at the request of stockholders only as required by law.

SECTION 4.  OTHER CONSIDERATIONS.

         The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Corporations and

Associations Article of the Annotated Code of Maryland) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

SECTION 5.  STOCKHOLDER PROPOSALS.

         For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECTION 6.  VOTING REQUIREMENTS.

         Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and entitled to vote thereon, except as otherwise provided in the Charter of the Corporation.

                                  ARTICLE VIII

                            INDEMNIFICATION OF AGENTS
              AND LIMITATION OF LIABILITY OF OFFICERS AND DIRECTORS

SECTION 1.  INDEMNIFICATION.

         The Corporation shall provide any indemnification permitted by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows: (a) the Corporation shall indemnify its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (b) the Corporation shall indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the

Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the Corporation and its directors, officers, agents and employees.

SECTION 2.  LIMITATION OF LIABILITY.

         To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.


                                   ARTICLE IX

                                   AMENDMENTS

         (a) Right to Amend Articles. Subject to the provisions hereof, the Corporation reserves the right at any time, and from time to time, to amend, alter, repeal, or rescind any provision contained herein, in the manner now or hereafter prescribed by law, or other provisions authorized by the laws of the State of Maryland at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all contract or other rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, officers, employees or any other persons whomsoever by and pursuant to the Charter of the Corporation, in its present form or as hereafter amended, are granted subject to this reservation.

         (b) Certain Amendments Requiring Special Stockholder Vote. Any provision of the Charter of the Corporation to the contrary notwithstanding:

                  (i) no term or provision of the Charter of the Corporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code;

                  (ii) Article VI, Section 3 (removal of directors) and Section 6 (amendments of Bylaws); Article VIII (indemnification of agents and limitation of liability of officers and directors); and this Article IX shall not be amended or repealed; and

                  (iii) no provision imposing cumulative voting in the election of directors may be added to the Charter of the Corporation;

unless in each such case, in addition to any vote required by the terms of then outstanding preferred stock, such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of all of the votes entitled to be cast on the matter.

                  IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated:            May____, 1996



                                                -------------------------------
                                                Richard C. Leska, Incorporator

                                                                      EXHIBIT C












                                     BYLAWS

                                       OF

                            THE PARKWAY COMPANY, INC.


                             A Maryland Corporation

                            THE PARKWAY COMPANY, INC.

                                     BYLAWS


                                Table of Contents
                                -----------------


ARTICLE I                  OFFICES.....................................................................  1
         Section 1.        PRINCIPAL OFFICE............................................................  1
         Section 2.        ADDITIONAL OFFICES..........................................................  1

ARTICLE II                 MEETINGS OF STOCKHOLDERS....................................................  1
         Section 1.        ANNUAL MEETING..............................................................  1
         Section 2.        SPECIAL MEETINGS............................................................  1
         Section 3.        PLACE OF MEETINGS...........................................................  2
         Section 4.        NOTICE......................................................................  2
         Section 5.        SCOPE OF NOTICE.............................................................  2
         Section 6.        QUORUM......................................................................  2
         Section 7.        VOTING......................................................................  3
         Section 8.        PROXIES.....................................................................  3
         Section 9.        VOTING OF STOCK BY CERTAIN HOLDERS..........................................  3
         Section 10.       INSPECTORS..................................................................  4
         Section 11.       NOMINATIONS AND STOCKHOLDER
                                   BUSINESS............................................................  4
         Section 12.       INFORMAL ACTION BY STOCKHOLDERS.............................................  7
         Section 13.       VOTING BY BALLOT............................................................  8

ARTICLE III                DIRECTORS...................................................................  8
         Section 1.        GENERAL POWERS; QUALIFICATIONS..............................................  8
         Section 2.        NUMBER AND TENURE...........................................................  8
         Section 3.        REGULAR MEETINGS............................................................  9
         Section 4.        SPECIAL MEETINGS............................................................  9
         Section 5.        NOTICE......................................................................  9
         Section 6.        QUORUM......................................................................  9
         Section 7.        VOTING......................................................................  9
         Section 8.        TELEPHONE MEETINGS.......................................................... 10
         Section 9.        INFORMAL ACTION BY DIRECTORS................................................ 10
         Section 10.       COMPENSATION................................................................ 10
         Section 11.       REMOVAL OF DIRECTORS........................................................ 10
         Section 12.       LOSS OF DEPOSIT............................................................. 10
         Section 13.       SURETY BONDS................................................................ 10
         Section 14.       RELIANCE.................................................................... 11
         Section 15.       CERTAIN RIGHTS OF DIRECTORS................................................. 11

ARTICLE IV                 COMMITTEES.................................................................. 11
         Section 1.        NUMBER, TENURE AND QUALIFICATIONS........................................... 11
         Section 2.        POWERS...................................................................... 11
         Section 3.        MEETINGS.................................................................... 12
         Section 4.        TELEPHONE MEETINGS.......................................................... 12
         Section 5.        INFORMAL ACTION BY COMMITTEES............................................... 12


ARTICLE V                  OFFICERS.................................................................... 12
         Section 1.        GENERAL PROVISIONS.......................................................... 12
         Section 2.        ELECTION, TENURE AND REMOVAL OF
                                   OFFICERS............................................................ 13
         Section 3.        CHIEF EXECUTIVE OFFICER..................................................... 13
         Section 4.        CHIEF OPERATING OFFICER..................................................... 13
         Section 5.        CHIEF FINANCIAL OFFICER..................................................... 13
         Section 6.        CHAIRMAN OF THE BOARD....................................................... 14
         Section 7.        PRESIDENT................................................................... 14
         Section 8.        VICE PRESIDENTS............................................................. 14
         Section 9.        SECRETARY................................................................... 14
         Section 10.       TREASURER................................................................... 15
         Section 11.       ASSISTANT SECRETARIES AND ASSISTANT
                                   TREASURERS.......................................................... 15
         Section 12.       SALARIES.................................................................... 15

ARTICLE VI                 CONTRACTS, LOANS, CHECKS AND DEPOSITS 15
         Section 1.        CONTRACTS................................................................... 15
         Section 2.        CHECKS AND DRAFTS........................................................... 15
         Section 3.        DEPOSITS.................................................................... 16

ARTICLE VII                STOCK........................................................................16
         Section 1.        CERTIFICATES................................................................ 16
         Section 2.        TRANSFERS................................................................... 17
         Section 3.        LOST CERTIFICATE............................................................ 17
         Section 4.        CLOSING OF TRANSFER BOOKS OR FIXING
                           OF RECORD DATE.............................................................. 17
         Section 5.        STOCK LEDGER................................................................ 18
         Section 6.        FRACTIONAL STOCK; ISSUANCE OF
                                   UNITS............................................................... 19

ARTICLE VIII               ACCOUNTING YEAR..............................................................19

ARTICLE IX                 DIVIDENDS................................................................... 19
         Section 1.        DECLARATION................................................................. 19
         Section 2.        CONTINGENCIES............................................................... 19

ARTICLE X                  INVESTMENT POLICY........................................................... 20

ARTICLE XI                 SEAL    .................................................................... 20
         Section 1.        SEAL........................................................................ 20
         Section 2.        AFFIXING SEAL............................................................... 20

ARTICLE XII                INDEMNIFICATION............................................................. 20
         Section 1.        PROCEDURE................................................................... 20
         Section 2.        EXCLUSIVITY, ETC............................................................ 21
         Section 3.        SEVERABILITY; DEFINITIONS................................................... 21

ARTICLE XIII               WAIVER OF NOTICE............................................................ 22

ARTICLE XIV                AMENDMENT OF BYLAWS......................................................... 22

                                 MARYLAND BYLAWS

                                       OF

                            THE PARKWAY COMPANY, INC.



                                    ARTICLE I

                                     OFFICES

SECTION 1.        PRINCIPAL OFFICE.

          The principal office of the Corporation shall be located at such place as the Board of Directors may designate.

SECTION 2.        ADDITIONAL OFFICES.

          The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

SECTION 1.        ANNUAL MEETING.

          The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers, either at 9:00 a.m. on the first Thursday of June in each year if not a legal holiday, or at such other time on such other day falling on or before the 30th day thereafter as shall be set by the Board of Directors. Except as the Charter or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

SECTION 2.        SPECIAL MEETINGS.

          The president, chief executive officer, Board of Directors, Executive Committee of the Board of Directors, or the chairman of the Board of Directors may call special meetings of the stockholders. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the secretary shall give notice to each stockholder entitled to notice of the meeting. Special meetings of the stockholders shall be called at the request of the stockholders as may be required by law.

SECTION 3.        PLACE OF MEETINGS.

          Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.

SECTION 4.        NOTICE.

          Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who his entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid.

SECTION 5.        SCOPE OF NOTICE.

          Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

SECTION 6.        QUORUM.

          At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 7.        VOTING.

          A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of the Corporation. Unless otherwise provided in the Articles, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

SECTION 8.        PROXIES.

          A stockholder may vote the stock owned of record by him, either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Corporation before or at time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

SECTION 9.        VOTING OF STOCK BY CERTAIN HOLDERS.

          Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.

          Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

          The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

SECTION 10.       INSPECTORS.

          At any meeting of stockholders, the chairman of the meeting may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

          Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

SECTION 11.       NOMINATIONS AND STOCKHOLDER BUSINESS.

          (a) Annual Meeting of Stockholders.

               (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the

                  Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the meeting and who complied with the notice procedures set forth in this
                  Section 11(a).

                           (2) For nominations or other business to be properly
                  brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                           (3) Notwithstanding anything in the second sentence
                  of paragraph (a)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this
                  Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
                  (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 11(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Section 11(b) shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

                  (c)  General.

                           (1) Only such persons who are nominated in accordance
                  with the procedures set forth in this Section 11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 11. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 11 and, if any proposed nomination or business is not in compliance with this Section 11, to declare that such defective nomination or proposal be disregarded.

                           (2) For purposes of this Section 11, "public
                  announcement" shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

                           (3) Notwithstanding the foregoing provisions of this
                  Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 12.       INFORMAL ACTION BY STOCKHOLDERS.

                  Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each stockholder entitled to vote on the matter and each stockholder entitled to notice of a meeting of stockholders (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the stockholders.

SECTION 13.       VOTING BY BALLOT.

                  Voting on any question or in any election may be via voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.


                                   ARTICLE III

                                    DIRECTORS

SECTION 1.        GENERAL POWERS; QUALIFICATIONS.

          The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. A majority of the persons serving as directors of the Corporation at any time shall be directors who are unaffiliated (in the sole determination of the Board of Directors, which determination shall be final) with and who do not receive compensation from the Corporation (other than as a result of status as a director of the Corporation) ("Independent Directors"). Notwithstanding the foregoing requirement, no action otherwise validly taken by the Board of Directors during a period in which a majority of its members are not Independent Directors shall be invalidated or otherwise affected by such circumstance, nor shall such circumstance subject the directors taking any such action to a higher standard of care or to liability other than that which would have applied to such action were a majority of the members of the Board of Directors Independent Directors at the time such action was taken.

SECTION 2.        NUMBER AND TENURE.

          At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Each director shall hold office for a term of one year and until his successor is elected and qualified, or until his resignation, removal (in accordance with the Charter), retirement or death.

SECTION 3.        REGULAR MEETINGS.

          The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.

SECTION 4.        SPECIAL MEETINGS.

          Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

SECTION 5.        NOTICE.

          Notice of any special meeting shall be given by written notice delivered personally, transmitted by facsimile, telegraphed or mailed to each director at his business or residence address. Personally delivered, facsimile transmitted or telegraphed notices shall be given at least twenty-four hours prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in this notice, unless specifically required by statute or these Bylaws.

SECTION 6.        QUORUM.

          A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Articles of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

SECTION 7.        VOTING.

          The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Articles, these Bylaws or applicable statute.

SECTION 8.        TELEPHONE MEETINGS.

          Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

SECTION 9.        INFORMAL ACTION BY DIRECTORS.

          Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

SECTION 10.       COMPENSATION.

          Unless restricted by the Charter, the Board of Directors shall have the authority to fix the compensation of directors.

SECTION 11.       REMOVAL OF DIRECTORS.

          The stockholders may remove any director in the manner provided in the Charter of the Corporation.

SECTION 12.       LOSS OF DEPOSIT.

          No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

SECTION 13.       SURETY BONDS.

          Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.

SECTION 14.       RELIANCE.

          Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

SECTION 15.       CERTAIN RIGHTS OF DIRECTORS.

          The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.


                                   ARTICLE IV

                                   COMMITTEES

SECTION 1.        NUMBER, TENURE AND QUALIFICATIONS.

          The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee and other committees, composed of two or more directors, to serve at the pleasure of the Board of Directors.

SECTION 2.        POWERS.

          The Board of Directors may delegate to committees appointed under
Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

SECTION 3.        MEETINGS.

          At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

SECTION 4.        TELEPHONE MEETINGS.

          Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

SECTION 5.        INFORMAL ACTION BY COMMITTEES.

          Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a consent in writing to such action is signed by each member of the committee and such written consent is filled with the minutes of proceedings of such committee.


                                    ARTICLE V

                                    OFFICERS

SECTION 1.        GENERAL PROVISIONS.

          The officers of the Corporation shall include a chief executive officer, a president, one or more vice presidents, a secretary and a treasurer and may include a chairman of the board, a chief operating officer, a chief financial officer, a treasurer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The Chairman of the Board shall be a director, other officers need not be directors. Any two or more offices except president and secretary may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of president, treasurer and secretary.

SECTION 2.        ELECTION, TENURE AND REMOVAL OF OFFICERS.

          The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. All officers shall be appointed to hold their offices, respectively, during the pleasure of the Board. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time. The removal of an officer does not prejudice any of his contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

SECTION 3.        CHIEF EXECUTIVE OFFICER.

          The President shall be the chief executive officer of the Corporation unless the Board of Directors designates the Chairman of the Board as chief executive officer. Subject to the control of the Board of Directors and the executive committee (if any), the chief executive officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these bylaws and as from time to time may be assigned to him by the Board of Directors.

SECTION 4.        CHIEF OPERATING OFFICER.

          The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

SECTION 5.        CHIEF FINANCIAL OFFICER.

          The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors or the chief executive officer.

SECTION 6.        CHAIRMAN OF THE BOARD.

          If elected, the Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and the Chairman shall have such other powers and duties as designated in these bylaws and as from time to time may be assigned to the Chairman by the Board of Directors.

SECTION 7.        PRESIDENT.

          Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these bylaws and as from time to time may be assigned to the President by the Board of Directors.

SECTION 8.        VICE PRESIDENTS.

          The Vice Presidents shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.

SECTION 9.        SECRETARY.

          The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders, in books provided for that purpose; he shall attend to the giving and serving of all notices; he may in the name of the Corporation affix the seal of the Corporation to all contracts of the Corporation and attest thereto; he may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; the Secretary shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection of any director upon application at the office of the Corporation during business hours, and he shall in general perform all duties incident to the office of Secretary, subject to the control of the chief executive officer and the Board of Directors.

SECTION 10.       TREASURER.

          The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation. He shall perform all acts incident to the position of Treasurer subject to the control of the chief executive officer and the Board of Directors; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of the Treasurer's duties in such form as the Board of Directors may require.

SECTION 11.       ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.

          Each Assistant Treasurer and Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the chief executive officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

SECTION 12.       SALARIES.

          The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.        CONTRACTS.

          The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instruments in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

SECTION 2.        CHECKS AND DRAFTS.

          All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

SECTION 3.        DEPOSITS.

          All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.


                                   ARTICLE VII

                                      STOCK

SECTION 1.        CERTIFICATES.

          The Corporation's Excess Stock (the "Excess Stock"), shall be issued in book entry form only, and without certificates. For that purpose, the Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

          Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistance secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request and without charge, a full statement of such information.

SECTION 2.        TRANSFERS.

          Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.

          Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the Charter of the Corporation.

SECTION 3.        LOST CERTIFICATE.

          The Board of Directors (or any officer designated by it) may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or his legal representative to advertise the same in such manner as they shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

SECTION 4.        CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD
                  DATE.

          The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders is to be held or taken.

          In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than 20 days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

          If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

          When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

SECTION 5.        STOCK LEDGER.

          The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

SECTION 6.        FRACTIONAL STOCK; ISSUANCE OF UNITS.

          The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Articles or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.


                                  ARTICLE VIII

                                 ACCOUNTING YEAR

          The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.


                                   ARTICLE IX

                                    DIVIDENDS

SECTION 1.        DECLARATION.

          Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Articles of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Articles.

SECTION 2.        CONTINGENCIES.

          Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.




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
                                    ARTICLE X

                                INVESTMENT POLICY

          Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.


                                   ARTICLE XI

                                      SEAL

SECTION 1.        SEAL.

          The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

SECTION 2.        AFFIXING SEAL.

          Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.


                                   ARTICLE XII

                                 INDEMNIFICATION

SECTION 1.        PROCEDURE.

          Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be reimbursed by


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
the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

SECTION 2.        EXCLUSIVITY, ETC.

          The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force.

SECTION 3.        SEVERABILITY; DEFINITIONS.

          The invalidity or unenforceability of any provision of this Article XII shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article XII means this Article XII in its entirety.




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
                                  ARTICLE XIII

                                WAIVER OF NOTICE

          Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE XIV

                               AMENDMENT OF BYLAWS

          In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded (a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 80% of all of the votes entitled to be cast generally in the election of directors which are cast on the matter at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting) or (b) by vote of a majority of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.







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